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Fidelity D&D BANCORP, INC.

Annual Meeting of Shareholders – May 2, 2023

Forward-Looking Statements

Certain of the matters discussed in this Annual Report Presentation may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipate," "intend," "plan," "believe," "estimate," and similar expressions are intended to identify such forward-looking statements.

The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation:

- local, regional and national economic conditions and changes thereto;
- the short-term and long-term effects of inflation, and rising costs to the Company, its customers and on the economy;
- securities markets and monetary fluctuations and volatility;
- impacts of the capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;
- governmental monetary and fiscal policies, as well as legislative and regulatory changes;
- effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;
- the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
- the impact of new or changes in existing laws and regulations, including laws and regulations concerning taxes, banking, securities and insurance and their application with which the Company and its subsidiaries must comply;
- the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;
- the risks of changes and volatility of interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;
- the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;
- the effects of economic conditions particularly with regard to the negative impact of lingering disruptions caused by the spread of Coronavirus Disease 2019 (COVID-19) and any other pandemic, epidemic or other health-related crisis and responses thereto on current customers and the operations of the Company, specifically the effect of the economy on loan customers' ability to repay loans;
- technological changes;
- the interruption or breach in security of our information systems, continually evolving cybersecurity and other technological risks and attacks resulting in failures or disruptions in customer account management, general ledger processing and loan or deposit updates and potential impacts resulting therefrom including additional costs, reputational damage, regulatory penalties, and financial losses;
- acquisitions and integration of acquired businesses;
- the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities;
- acts of war or terrorism;
- disruption of credit and equity markets; and
- the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful.

The Company cautions readers not to place undue reliance on forward-looking statements, which reflect analyses only as of the date of this document. The Company has no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Readers should review the risk factors described in this document and other documents that we file or furnish, from time- to-time, with the Securities and Exchange Commission, including annual reports filed on form 10-K, quarterly reports filed on Form 10-Q and any current reports filed or furnished on Form 8-K.

Vision Statement

Fidelity Bankers are passionate about success and committed to building strong relationships through exceptional client experiences. Fidelity Bank will be the best bank for our bankers to work, our clients to bank, our shareholders to invest, and for our community to prosper.


Fidelity BANK

Fidelity D & D Bancorp, Inc. Overview

Company Overview as of March 31, 2023	
Headquarters	Dunmore, PA
Ticker / Exchange	FDBC / NASDAQ
Market Capitalization	$265.9M
Outstanding Shares	5,743,026
Year Established	1902
Branches	20

Financial Overview as of March 31, 2023			
Total Assets	$2,443,021	LTM ROAA	1.27%
Gross Loans	$1,627,155	LTM ROAE	17.99%
Total Deposits	$2,143,091	LTM NIM	3.26%
Loans / Deposits	75.92%	LTM Effic. Ratio	50.65%
TCE / TA	6.39%	NPAs / Assets	0.14%
RBC Ratio	14.59%	Reserves / NPAs	519.73%
Wealth Management AUM		$809.9 million	

Note: All dollars in thousands unless otherwise noted
Source: S&P Capital IQ Pro as of 03/31/2023



RETAIL BANKING	COMMERCIAL	FEE BASED BUSINESS
•20 branch locations, 23 owned/operated ATMs, and 30,000 ATMs through MoneyPass© •Online and Mobile Banking •Personal Lending •Indirect Auto Lending •Secured and Unsecured Consumer Loans	•C&I CRE Lending •SBA Lending •Cash Management •Card and Payment Services	•Retirement Planning •Wealth Management •Brokerage and Advisory Services •Trust & Fiduciary Services

Fidelity D&D BANCORP, Inc.

Your *Fidelity* BANK Team



Daniel J. Santaniello
President
Chief Executive Officer
Joined 2001



Salvatore R. DeFrancesco, Jr.
Executive Vice President
Chief Financial Officer
Joined 2003



Eugene J. Walsh
Executive Vice President
Chief Operating Officer
Joined 2010



Michael J. Pacyna, Jr.
Executive Vice President
Chief Lending Officer
Joined 2015



Timothy P. O'Brien
Sr. Executive Vice President
Chief Business Development Officer
Joined 2008



Michelle J. Carr
Sr. Vice President
Retail Banking Director
Joined 2005



Mary T. McNichols
Sr. Vice President
Human Resources Director
Joined 2006



Noelle Kerempasky
Vice President
Director of Marketing
Joined 2011



Theresa Hinton, Esq.
Sr. Vice President
General Counsel
Joined 2015



Nicholas A. Parise
Sr. Vice President
Director of Wealth Management
Joined 2019

Fidelity D&D BANCORP, Inc.

Financial Highlights

Net Income

In 2022, net income increased $6 million or 25% over 2021.

1st quarter of 2023 net income was $7 million or a 1.48% decrease from 4th quarter 2022.



Net Income
(Dollars in Millions)
$35
$30
$25
$20
$15
$10
$5
$0
$11
$12
$13
$24
$30
2018
2019
2020
2021
2022

Comparison to Q4 2022 unless otherwise stated

Financial Highlights

Earnings Per Share

In 2022, earning per shares increased by $0.81 or 18% over 2021.

1st quarter of 2023 diluted earnings per share was $1.24 or a decrease 1.6% when compared to 4th quarter 2022.



Earnings Per Share
(Dollars in Millions)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$2.90
$3.03
$2.82
$4.48
$5.29
2018
2019
2020
2021
2022

Comparison to Q4 2022 unless otherwise stated

Net Interest Income & Net Interest Margin

Net Interest Income & Net Interest Margin

- Net Interest Margin increased 5 bps from 3.23% to 3.28%, primarily due to the increase in the volume of interest-earning assets outpacing the volume of interest-bearing liabilities.
  - Total average interest-earning assets increased $310 million
  - Total average interest-bearing liabilities grew $217 million.
- Net Interest Income increased $10.4 million to $72.3 million for 2022.
- PPP income decreased from $4.8 million in 2021 to $1.2 million in 2022.
  - 1st quarter 2023 Net Interest Margin was 3.13% compared to 3.27% for 4th quarter 2022, a decrease of 14 bps primarily due to the increase in cost of interest-bearing liabilities outpacing the yield on interest earning-assets.
    - Interest-earing asset yields increased 28bps.
    - The cost of interest-bearing liabilities increased 59 bps.
  - 1st quarter 2023 Net Interest Income decreased $1.3 million to $17.0 million.
  - PPP income decreased from $28,874 4th quarter 2022, to $14,153 for the 1st quarter 2023.

Net Interest Income and annualized Net Interest Margin are shown on a fully tax equivalent basis, which is a non-GAAP measure.
Comparison to Q4 2022 unless otherwise stated.



Net Interest Income ($ in thousands)
and Net Interest In Margin (%)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
$30,457
$31,715
$44,185
$61,829
$72,274
3.59%
3.52%
3.30%
3.23%
3.28%
2018
2019
2020
2021
2022
Net Interest Income
Net Interest Margin

Financial Highlights

Assets

Total assets decreased by $41 million or 2% in 2022 when compared to 2021.

Assets increased to $2.4 billion as of 1st quarter 2023, an increase of $65 million from 4th quarter 2022.



Assets
(Dollars in Millions)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$981
$1,010
$1,700
$2,419
$2,378
2018
2019
2020
2021
2022

Comparison to Q4 2022 unless otherwise stated

Balance Sheet Mix

Loan Portfolio

- Loans, excluding PPP, were up $170 million or 12% over 2021.
- Non-Owner Occupied CRE at 194% of Total Capital.
- Loan-to-Deposit Ratio of 72.3%.
- Consumer Loans includes auto, home equity lending and other.
- Average FICO in Home Equity portfolio of 744.
- Average FICO in Indirect Non-Recourse portfolio of 751.
- Average FICO in Residential Mortgage portfolio 743.



Commercial & Industrial 15.00%
Commercial R/E Owner 20.20%
Commercial R/E/ Non Owner 18.50%
Direct Consumer 7.20%
Indirect Auto 11.00%
Residential Mortgages 28.10%

- Gross loans of $1.6 billion which includes $1.3 million of PPP loans
- 4.30% loan yield for 2022
- 53.7% of loans are C&I and CRE

** Source FDBC 10-K*
Comparison to Q4 2022 unless otherwise stated.

Balance Sheet Mix

Deposit Base

- Cost of Total Deposits was 0.39% up 14 bps over 2021.
- Cost of Interest-bearing Liabilities was 0.40% up 14 bps over 2021.
- Deposits decreased $3 million or 0.1%.
- Noninterest- bearing Deposits were 28% of total deposits at year end 2022.
- Loans-to-Deposit Ratio was 72.3%.
- As of March 31, 2023, more than 79% of total deposits were FDIC insured or fully collateralized.



MMDA
25.10%
Interest-bearing
Checking 30.70%
Savings and
clubs
11.00%
CDs
5.40%
Non-interest Bearing
27.80%

- Total Deposits of $2.2 billion
- 58.5% of deposits were transaction accounts

** Source FDBC 10-K*
Comparison to Q4 2022 unless otherwise stated.

Deposit Market Share

Lackawanna, PA

Rank	Institution Name	Number of Branches	Deposits ($000)	Market Share
1	PNC Bank, National Association	7	$2,340,530	28.82%
2	The Fidelity Deposit and Discount Bank	10	$1,170,625	14.41%
3	Peoples Security Bank and Trust Company	9	$1,103,049	13.58%
4	FNBC Bank	6	$698,214	8.60%
5	Wells Fargo Bank, National Association	5	$639,954	7.88%
6	NBT Bank, National Association	10	$620,344	7.64%
7	Community Bank, National Association	9	$530,108	6.53%
8	First National Bank of Pennsylvania	4	$292,648	3.60%
9	Citizens Savings Bank	5	$270,169	3.33%
10	The Honesdale National Bank	3	$125,984	1.55%
	Total For Institutions in Market	78	$8,084,668	
	Number of institutions in the Market: 17			

Luzerne, PA

Rank	Institution Name	Number of Branches	Deposits ($000)	Market Share
1	PNC Bank, National Association	12	$1,905,841	23.47%
2	Manufacturers and Traders Trust Company	10	$1,375,066	16.93%
3	Wells Fargo Bank, National Association	4	$677,846	8.35%
4	FNBC Bank	9	$641,391	7.90%
5	Community Bank, National Association	9	$603,275	7.43%
6	The Fidelity Deposit and Discount Bank	7	$544,025	6.70%
7	Citizens Bank, National Association	7	$541,353	6.67%
8	The Luzerne Bank	8	$482,360	5.94%
9	Truist Bank	5	$361,187	4.45%
10	First Keystone Community Bank	8	$323,005	3.98%
	Total For Institutions in Market	93	$8,121,057	
	Number of institutions in the Market: 18			

Northampton, PA

Rank	Institution Name	Number of Branches	Deposits ($000)	Market Share
1	Wells Fargo Bank, National Association	10	$1,400,344	17.64%
2	Fulton Bank, National Association	10	$1,058,093	13.33%
3	Truist Bank	9	$1,017,287	12.82%
4	PNC Bank, National Association	10	$1,015,701	12.80%
5	Embassy Bank For The Lehigh Valley	4	$893,966	11.26%
6	Bank of America, National Association	3	$520,117	6.55%
7	The Fidelity Deposit and Discount Bank	7	$503,595	6.34%
8	TD Bank, National Association	4	$437,005	5.51%
9	First Northern Bank and Trust Company	4	$240,540	3.03%
10	Santander Bank, N.A.	2	$234,940	2.96%
	Total For Institutions in Market	78	$7,937,817	
	Number of institutions in the Market: 19			

** Source FDIC*
As of 6/30/2022

Credit Quality Trends

Nonperforming Assets / Total Assets


0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.64%
0.50%
0.39%
0.27%
0.17%
2018
2019
2020
2021
2022

Allowance for Loan Losses / Gross Loans


1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
1.34%
1.29%
1.27%
1.09%
1.10%
2018
2019
2020
2021
2022

Net Charge-Offs (Recoveries) / Average Loans


0.16%
0.12%
0.08%
0.04%
0.00%
0.13%
0.15%
0.08%
0.04%
0.04%
2018
2019
2020
2021
2022

* Source FDBC 10-K

Fidelity D&D BANCORP

Regulatory Capital Strength



19.00%
17.00%
15.00%
13.00%
11.00%
9.00%
7.00%
5.00%
14.75%
15.76%
16.46%
14.51%
14.35%
14.59%
13.50%
14.51%
15.21%
13.40%
13.27%
13.42%
9.79%
10.39%
8.81%
7.94%
8.69%
8.92%
2018
2019
2020
2021
2022
Q1 2023
Total Capital Ratio
Tier 1 Capital Ratio
Leverage Ratio

Financial Highlights

Dividends Per Share

Dividends have increased 8 years in a row

2022:	$1.35	9.8%
2021:	$1.23	7.9%
2020:	$1.14	7.5%
2019:	$1.06	8.2%
2018:	$0.98	11.4%
2017:	$0.88	6.0%
2016:	$0.83	7.8%
2015:	$0.77	5.5%
2014:	$0.73	



Dividends Per Share
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.98
$1.06
$1.14
$1.23
$1.35
2018
2019
2020
2021
2022

* Source FDBC 10-K

Stock Market Performance



Market Performance- Last Five Years
01/01/2018
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
FDBC

Summary Market Profile		
Ticker		FDBC
Exchange		NASDAQGM
Stock Price	$	45.66
Market Cap. ($M)	$	286
Dividend Yield		3.02%
Average Daily Volume (3 Months)		
Avg Daily Volume (Shares)		6,428
Avg Daily Volume ($000s)	$	306
52-Week High/Low		
52-Week High (2/15/2023)	$	52.90
52-Week Low (5/17/2022)	$	34.20
% Difference vs. 52-Week High		-13.69%
% Difference vs. 52-Week Low		33.52%
Valuation Ratios		
Price/ Tg. Book Value		167.1%
Price/ MRQ EPS		36.5x
Price/ LTM EPS		8.7x

Sources: - Graph: S&P CapitalIQ Pro market data, as of 12/31/2022
-Summary Market Profile: Nasdaq data and Company information as of 3/31/2023

* Source FDBC 10-K

Strategy & Initiatives

Continue to execute on long-term organic strategy	Continue organic growth in legacy and acquired markets through Fidelity Bank's relationship management strategy.
Enhance revenue opportunities created by whole-bank acquisitions	Continue to focus on integration of Fidelity Bank's culture and realize revenue enhancement opportunities created by whole-bank acquisition.
Grow our Wealth Management Business	Continued growth in Wealth Management and Brokerage Services. Engage in opportunistic acquisitions.
Optimize Branch Network	De novo branches in high growth and strategic markets. Consolidate existing branches in low growth market.
Continue digital evolutions	Continue to execute Digital Roadmap by investing in client first digital technology that enhance the client and Banker experience which creates operational efficiencies.
Opportunistic acquisitions of whole-banks	Continue to pursue acquisition opportunities that are cultural fits and enhance shareholder value.

Net Promoter Survey Scores

2022 Home Loan



How likely is it that you would recommend Fidelity Bank to a friend or colleague?
Your Net Promoter® Score
SurveyMonkey Global Benchmark
90
NPS
48
NPS
MINIMUM
LOWER QUARTILE
MEDIAN
UPPER QUARTILE
MAXIMUM

2022 Retail



How likely is it that you would recommend Fidelity Bank to a friend or colleague?
Your Net Promoter® Score
SurveyMonkey Global Benchmark
62
NPS
48
NPS
MINIMUM
LOWER QUARTILE
MEDIAN
UPPER QUARTILE
MAXIMUM

Fidelity D&D BANCORP

Wealth Management

Through a client centric approach, Wealth Management non-interest income increased from $2.0 million in 2018 to $3.4 million in 2022, or 13.39% CAGR.

Fidelity BANK WEALTH MANAGEMENT

Team Based Model

- Planning Focused
- Trust Planning and Administration
- Estate Planning
- Retirement Planning
- Investment Management
- Coordination with Other Professionals (attorney, CPA, etc.)
- Private Banking

Fidelity Asset Management Services AT FIDELITY BANK

Single Advisor Model

- Financial Planning
- Individual Retirement Planning
- Investment Management
- Insurance Solutions
- Annuity Solutions
- Business Retirement Plans

Fidelity D&D BANCORP

Digital Adoption Rates

37% increase in mobile dollars deposited

84% increase in Card Manager (formerly Card Valet) users

19% increase in Business Online Banking users

44% increase in Fidelity Bank Business App users

26% increase in online consumer loan applications

56% increase in online consumer loan closings

22% increase in deposit accounts opened online

30% increase in current deposit balance of accounts opened online

Comparison of December 2020 and December 2022

Fidelity D&D BANCORP

Community Involvement & Accolades

- 13,352 hours donated by Bankers since 2018 to community organizations through the Volunteer Time Off program.
- Over $1.7 million given in philanthropic support to organizations, groups and schools throughout the community in 2022.
- Five Star Bauer ranking for 36 consecutive quarters since 2Q14.
- Ranked one of the "Top 200 Community Banks" in the U.S. by American Banker nine times since 2014.
- Ranked #1 mortgage lender in Northeastern Pennsylvania for thirteen consecutive years.*
- Voted "Best Bank" by readers of the Times Tribune eight times.

*based on HMDA data

Retirement of Richard J. Lettieri

Richard J. Lettieri, Director

On May 3, 2022, Director, Richard J. Lettieri retired after serving 10 years.

Mr. Lettieri joined Fidelity Bank's Board of Directors in 2012 serving 10 years in that capacity.

As a Director Mr. Lettieri was integral to the success of the Bank, having been a part of not one but two acquisitions, and the Bank's continued transition toward the digital shift happening in our industry today.

